Putnam
New York
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

[GRAPHIC OMITTED: BASEBALL]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In today's uncertain economic and investment environment, where investor mood may be as much a factor in determining market direction as the underlying fundamentals, portfolio managers must constantly be looking to the future while coping with the present.

In a sense, that is where the managers of Putnam New York Tax Exempt Income Fund found themselves during the fiscal year ended November 30, 2002. Taking a defensive position in order to protect the value of the portfolio against an anticipated rise in interest rates appeared a prudent move. However, during the period, this positioning limited the fund's advance as interest rates continued to fall. The fund underperformed its benchmark but was in line with its peer group category during the period. You will find the details on page 8.

There were some bright spots during the period; the municipal-bond market was generally strong and the portfolio's overall high quality helped offset the negatives. In the following report, the fund's managers discuss the reasons behind the fund's performance and also offer their views on prospects for the coming year.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

The historically low interest rates that prevailed during the 12 months ended November 30, 2002 -- Putnam New York Tax Exempt Income Fund's fiscal year -- set the stage for a year of positive performance across the fixed-income markets. However, while municipal-bond prices rose during this time, corporate malfeasance, the potential war with Iraq, and a delayed economic recovery contributed to a very complex and uncertain investment environment.

In such times, we didn't consider it prudent for your fund to take on too much risk, especially when interest rates had fallen to such low levels. The longer these conditions continue, the more likely it becomes that interest rates will eventually reverse direction -- which would adversely affect the value of the fund's portfolio. Consequently, midway through the fund's fiscal year, we implemented duration-management strategies to reduce the portfolio's sensitivity to changes in interest rates. Since these strategies are designed to protect the fund's net asset value when interest rates rise, they can limit performance during a bond rally. We believe this cautious strategy contributed to the fund's underperformance relative to its benchmark, the Lehman Municipal Bond Index, over the reporting period. The fund, however, did perform in line with its Lipper category, slightly outperforming the group average at net asset value. Please refer to page 8 for additional performance information.

Total return for 12 months ended 11/30/02

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   5.44%   0.41%    4.75%  -0.25%    4.48%   3.48%    5.12%   1.65%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 8.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation                14.2%

Education                      9.1%

Utilities and
power                          8.9%

Water and
sewer                          8.2%

Health care                    4.2%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.

* SLOW GROWTH KEPT INTEREST RATES LOW

Early in the fund's fiscal year, there were indications that the U.S. economy was poised to recover in the second half of 2002. The Federal Reserve Board, with its neutral bias, seemed to forecast improving fundamentals and investors were beginning to anticipate the likelihood of rising interest rates in response to signs of stronger economic growth. During this time, we selectively sold intermediate-maturity bonds, because they tend to lag in a rising-interest-rate environment. The proceeds were invested in tax-free money market securities, known as daily and weekly variable-rate demand notes (VRDNs). These short-term instruments, which were intended to help the fund respond more quickly to the potential for rising interest rates, shortened the portfolio's duration -- a measure of interest-rate sensitivity. A shorter duration can help to limit the adverse impact of rising interest rates.

Over the course of the summer, a stream of disheartening news concerning corporate accounting at several high-profile companies, continuing layoffs, and slowed consumer spending thoroughly doused the market's optimism. The deterioration in economic fundamentals contributed to a steady decline in consumer confidence and corporate profits. The economic weakness prompted the Fed to become cautious, and investors began to anticipate another Fed easing. Expectations of economic weakness also caused intermediate- and longer-term bond prices to rally, and their yields, which move in the opposite direction, to fall. Because of the fund's shorter duration, it did not fully benefit from the rally, and its relative performance suffered slightly as a result.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 43.2%

Aa/AA -- 29.4%

A -- 13.8%

Baa/BBB -- 5.9%

Ba/BB -- 3.5%

B -- 1.2%

VMIG1 -- 3.0%

Footnote reads:
*As a percentage of market value as of 11/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


In October, reports of stronger-than-expected economic growth made investors more optimistic, and the stock market began to strengthen. A reversal of the flight to quality in bonds also occurred. As investors sold intermediate- and longer-term bonds, their prices fell and interest rates rose. We used this opportunity to buy bonds at more attractive prices, bringing the fund and its duration more in line with the benchmark Lehman Municipal Bond Index.

Fund Profile

Putnam New York Tax Exempt Income Fund seeks to provide high current income free from federal, New York state, and New York City income taxes, consistent with the preservation of capital. It may be suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds.

Our actions were rewarded in November, when bond prices again rose as a result of signs of economic weakness. The Federal Reserve Board described the economic recovery as having reached a "soft spot," and surprised many market observers by reducing short-term rates by half a percentage point, to 1.25%, on November 6 to give the recovery new impetus.

* MTA REFUNDING REWARDS STRATEGY, TOBACCO BONDS PRESENT TIMELY OPPORTUNITY

For some time, we've been expecting the Metropolitan Transpor tation Authority (MTA) to streamline its unwieldy debt issuance process, which finances the transportation infrastructure in and around New York City. Until the recent restructuring, the MTA issued revenue bonds through the auspices of its various sub-organizations -- be it the subway, highway, or bridge authority, for instance. We had bought many of the bonds issued by the sub-organizations over the years in anticipation of an event like this restructuring. Our patience was rewarded when the MTA came to market with $12 billion in revenue bonds between May and October. The size of the combined offering, although spread out over several months, represents the largest issuance in the history of the municipal-bond market.

The newly issued AMBAC-, MBIA-, and FSA-insured MTA bonds are replacing outstanding issuance, commonly known as a prerefunding. (The proceeds raised from the newly issued bonds will be used to pay off the older bonds at a future date, usually the first call date.) The monies raised by the new issuance are invested in U.S. Treasury bonds that will mature close to the time that the older bonds can be called in. As a result, the fund's original MTA holdings can now be considered backed by the full faith and credit of the U.S. government. This additional layer of safety is perceived as a credit upgrade by the markets and increases the bond's market value.

Tobacco bonds, which are municipal bonds secured by the settlement from the class-action lawsuit against the tobacco industry, continue to offer us a valuable way to diversify your fund's assets. These bonds tend to be relatively high-quality securities, but because they are subject to some specialized risks -- their income stream could be affected by a decline in the tobacco industry or additional litigation -- they generally carry higher coupons than other bonds of comparable quality. Because of these risks, we have tended to approach tobacco bonds with caution. We currently believe that the future rate of cigarette consumption -- a factor critical to the future repayment of these bonds -- is sufficient to support the debt. Furthermore, the litigation environment continues to improve, with no new significant cases being filed, and the U.S. Supreme Court refused to hear a challenge to the Master Settlement Agreement. In August, we added to the fund's position in New York tobacco bonds. The new bonds were rated A+ and Aa2 by Standard & Poor's and Moody's, respectively, and carried a coupon of 5.75%.

* TIGHT YIELD SPREAD BETWEEN MUNICIPAL AND TREASURY BONDS BENEFICIAL FOR FUND

Toward the end of the fiscal period, we took advantage of a situation in which municipal-bond yields were quite high in comparison to Treasury yields. For municipal-bond investors, this is highly significant, because they were getting close to the same yield as they would have on a comparable Treasury bond without having to pay taxes. For the fund, the situation created an investment opportunity. We executed a "cross-market" trading strategy, in which we bought 10-year municipal bonds and sold 10-year Treasury futures contracts.

This strategy can potentially benefit the fund whether interest rates go up or down as municipal-Treasury ratios normalize. If interest rates rise (and bond prices fall), the fund is likely to have a loss on the municipal bonds, but it may more than make up for the loss with a gain on the Treasury futures contracts. If rates fall (and bond prices rise), the fund is likely to have a loss on the Treasury futures contracts, but may make a greater amount on the municipal bonds. We anticipate the yield ratios will trend back to a more "normal" level as municipal supply moderates and demand increases. In the past, we have seen heightened demand each January when investors have coupon income and proceeds from maturing bonds to reinvest though, of course, the same dynamic is not certain to occur this January.

* NEUTRAL POSITIONING EXPECTED TO CONTINUE

With short-term interest rates sitting at 40-year lows, we believe that any solid, sustainable economic improvement could lift bond yields from the historically low levels that prevailed during the past fiscal year. Furthermore, the yield curve -- the difference in yield between bonds of varying maturities -- is steep by historical standards and we consider it more likely to flatten than steepen over the next six months.

In addition to our duration-management and yield-curve strategies, we are focusing part of the portfolio on higher-yielding, lower-rated municipal bonds. These bonds can offer price protection in a rising-rate market because, historically, they have tended to experience smaller price declines than higher-quality bonds in such an environment. Furthermore, the higher-than-average yields of these bonds can help cushion the effects of higher rates upon current bond prices.

We believe the fund remains well diversified across a wide range of sectors and individual holdings to protect against any credit problems that may affect individual issuers. After two years of slowed growth, many state and city governments are experiencing budget deficits. In fact, New York City was recently put on a negative credit watch, which usually presages a credit downgrade. However, we believe that the economy will post moderate growth in 2003. We feel confident that our decision to position your fund for both lower volatility and lower risk will ultimately benefit our shareholders when the tide turns.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Susan McCormack (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke
(Portfolio Member), Joyce Dragone, and Jerome Jacobs.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                     Class A        Class B         Class C         Class M
(inception dates)   (9/2/83)       (1/4/93)        (7/26/99)       (4/10/95)
                   NAV    POP     NAV    CDSC     NAV     CDSC    NAV     POP
------------------------------------------------------------------------------
1 year            5.44%   0.41%   4.75%  -0.25%   4.48%   3.48%   5.12%   1.65%
------------------------------------------------------------------------------
5 years          28.14   22.05   24.02   22.06   22.55   22.55   26.20   22.14
Annual average    5.08    4.07    4.40    4.07    4.15    4.15    4.76    4.08
------------------------------------------------------------------------------
10 years         74.29   65.98   62.52   62.52   60.02   60.02   68.70   63.13
Annual average    5.71    5.20    4.98    4.98    4.81    4.81    5.37    5.02
------------------------------------------------------------------------------
Annual average
(life of fund)    8.16    7.89    7.32    7.32    7.27    7.27    7.71    7.53
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                           Lehman Municipal         Consumer
                              Bond Index           price index
------------------------------------------------------------------------------
1 year                          6.32%                 2.25%
------------------------------------------------------------------------------
5 years                        33.35                 12.24
Annual average                  5.93                  2.34
------------------------------------------------------------------------------
10 years                       89.35                 27.73
Annual average                  6.59                  2.48
------------------------------------------------------------------------------
Annual average
(life of fund)                  8.63                  3.14
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average annualized return for the 99 funds in the Lipper New York Municipal Debt Funds category over the 12 months ended 11/30/02 was 5.33%. Over the 5- and 10-year periods ended 11/30/02, annualized returns for the category were 4.77% and 5.85%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/92

             Fund's class A        Lehman Municipal       Consumer price
Date          shares at POP           Bond Index              index

11/30/92          9,425                10,000                10,000
11/30/93         10,747                11,109                10,274
11/30/94         10,068                10,525                10,542
11/30/95         11,636                12,514                10,816
11/30/96         12,032                13,250                11,168
11/30/97         12,968                14,199                11,379
11/30/98         13,852                15,302                11,548
11/30/99         13,280                15,138                11,851
11/30/00         14,937                16,376                12,259
11/30/01         15,473                17,809                12,491
11/30/02        $16,598               $18,935               $12,773

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,252 and $16,002, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $16,870 ($16,313 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/02

                              Class A      Class B      Class C      Class M
------------------------------------------------------------------------------
Distributions
(number)                        12           12           12           12
------------------------------------------------------------------------------
Income 1                    $0.388972    $0.330612    $0.317951    $0.362588
------------------------------------------------------------------------------
Capital gains 2                 --           --           --           --
------------------------------------------------------------------------------
  Total                     $0.388972    $0.330612    $0.317951    $0.362588
------------------------------------------------------------------------------
Share value:                NAV     POP      NAV          NAV     NAV     POP
------------------------------------------------------------------------------
11/30/01                   $8.79   $9.23    $8.77        $8.79   $8.79   $9.09
------------------------------------------------------------------------------
11/30/02                    8.87    9.31     8.85         8.86    8.87    9.17
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate 3     4.36%   4.16%    3.71%        3.56%   4.06%   3.93%
------------------------------------------------------------------------------
Taxable equivalent 4 (a)    7.62    7.27     6.49         6.22    7.10    6.87
------------------------------------------------------------------------------
Taxable equivalent 4 (b)    7.93    7.57     6.75         6.48    7.39    7.15
------------------------------------------------------------------------------
Current 30-day SEC yield 5  3.61    3.44     2.94         2.80    3.30    3.19
------------------------------------------------------------------------------
Taxable equivalent 4 (a)    6.31    6.02     5.14         4.90    5.77    5.58
------------------------------------------------------------------------------
Taxable equivalent 4 (b)    6.57    6.26     5.35         5.10    6.01    5.81
------------------------------------------------------------------------------

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes (a) maximum 42.81% combined 2002 federal income tax and New
  York state personal income tax rates or (b) maximum 45.05% combined 2002 federal, New York state, and New York City tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                   Class A          Class B         Class C         Class M
(inception dates)  (9/2/83)        (1/4/93)        (7/26/99)       (4/10/95)
                  NAV    POP      NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           9.25%   4.07%   8.55%   3.55%   8.39%   7.38%   8.92%   5.39%
------------------------------------------------------------------------------
5 years         28.90   22.78   24.77   22.78   23.44   23.44   27.09   23.01
Annual average   5.21    4.19    4.53    4.19    4.30    4.30    4.91    4.23
------------------------------------------------------------------------------
10 years        75.92   67.48   64.30   64.30   61.72   61.72   70.41   64.94
Annual average   5.81    5.29    5.09    5.09    4.92    4.92    5.47    5.13
------------------------------------------------------------------------------
Annual average
(life of fund)   8.25    7.98    7.42    7.42    7.36    7.36    7.81    7.63
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. It assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Income Fund, including the fund's portfolio, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Income Fund as of November 30, 2002, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG  LLP
Boston, Massachusetts
January 8, 2003



THE FUND'S PORTFOLIO
November 30, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (98.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York  (92.6%)
-------------------------------------------------------------------------------------------------------------------
          $2,250,00 Albany, Indl. Dev. Agcy. Rev. Bonds
                    (Charitable Leadership), Ser. A , 6s, 7/1/19                          Baa3           $2,303,438
          2,700,000 Buffalo, G.O. Bonds, Ser. A, FGIC, 4s, 2/1/04                         Aaa             2,777,625
          7,500,000 Cicero, Local Dev. Corp. Rev. Bonds
                    (Cicero Cmnty. Recreation Project), Ser. A,
                    6 3/4s, 5/1/42                                                        Baa2            7,603,125
                    Dutchess Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
         13,500,000 (Bard College), 5 3/4s, 8/1/30 (SEG)                                  A3             14,259,375
         15,000,000 (Vassar College), 5.35s, 9/1/40                                       Aa2            15,337,500
                    Erie Cnty., G.O. Bonds
          2,470,000 Ser. C, AMBAC, 5 1/2s, 7/1/29                                         Aaa             2,587,325
          4,160,000 Ser. B, AMBAC, 5 3/8s, 7/1/20                                         Aaa             4,373,200
         10,000,000 Long Island, Pwr. Auth. Rev. Bonds, MBIA, 5s, 4/1/04                  Aaa            10,462,500
          2,440,000 Long Island, Pwr. Auth. VRDN, Ser. 2, 1.3s, 5/1/33                    VMIG1           2,440,000
         13,750,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 9.815s,
                    12/1/24 (acquired 5/19/98, $14,946,250) (RES)                         BBB+/P         15,073,432
          5,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, 5 1/8s, 9/1/29                                                A-              4,943,750
         11,020,000 Metropolitan Trans. Auth. Fac. Rev. Bonds
                    (Trans. Fac.), Ser. A, 6s, 7/1/24                                     AAA            12,728,100
          7,000,000 Metropolitan Trans. Auth. Fac. IFB, 10.231s, 4/1/25
                    (acquired 5/9/02, $9,533,200) (RES)                                   AAA/P           9,100,000
                    Metropolitan Trans. Auth. Rev. Bonds
         15,400,000 (Dedicated Tax Fund), Ser. A, MBIA, 6 1/4s, 4/1/14                    Aaa            18,345,250
          4,245,000 (Dedicated Tax Fund), Ser. A, MBIA, 6 1/4s, 4/1/13                    Aaa             5,051,550
          5,550,000 (Commuter Fac.), Ser. A, 6s, 7/1/24                                   AAA             6,410,250
          7,000,000 Ser. A, AMBAC, 5 1/2s, 11/15/19                                       Aaa             7,551,250
         10,000,000 Ser. A, FSA, 5s, 11/15/30                                             Aaa             9,900,000
         21,235,000 (Dedicated Tax Fund), Ser. A, FGIC, 4 3/4s, 4/1/28                    Aaa            22,296,750
                    Metropolitan Trans. Auth. Svc. Contract Rev. Bonds
          3,750,000 (Trans. Fac.), Ser. 3, 7 3/8s, 7/1/08                                 Aaa             4,289,063
         15,820,000 (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                 AAA            17,975,475
          8,000,000 Ser. A , MBIA, 5 1/2s, 1/1/20                                         AAA             8,540,000
                    Metropolitan Trans. Auth. Svc. Contract Rev. Bonds
          12,500,00 (Commuter Fac.), Ser. O, 5 1/2s, 7/1/17                               AAA            13,765,625
         24,345,000 (Trans. Fac.), Ser. O, 5 1/2s, 7/1/17                                 AAA            26,809,931
                    Nassau Cnty., G.O. Bonds, Ser. E, FSA
          1,125,000 6s, 3/1/20                                                            Aaa             1,241,719
          2,790,000 6s, 3/1/19                                                            Aaa             3,079,463
          2,735,000 6s, 3/1/18                                                            Aaa             3,018,756
          3,465,000 6s, 3/1/16                                                            Aaa             3,846,150
          2,580,000 5.9s, 3/1/15                                                          Aaa             2,873,475
                    Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.)
            410,000 Ser. A, 6 1/4s, 11/1/21                                               BB+/P             411,025
          1,390,000 Ser. B, 5 7/8s, 11/1/11                                               BB+/P           1,396,950
          1,615,000 Ser. D, 4 7/8s, 11/1/05                                               BB+/P           1,621,056
          5,150,000 Nassau Cnty., Interim Fin. Auth. VRDN, Ser. B,
                    FSA, 1.05s, 11/15/22                                                  VMIG1           5,150,000
          3,000,000 Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Ser. D,
                    5.55s, 11/15/24                                                       Baa1            3,086,250
                    NY City, G.O. Bonds
         12,325,000 Ser. B, 8 1/4s, 6/1/05                                                A              13,865,625
         18,675,000 Ser. B, MBIA, 6 1/2s, 8/15/11                                         AAA            21,919,781
         21,495,000 Ser. D, MBIA, 6 1/2s, 11/1/10                                         AAA            25,229,756
            945,000 Ser. I, 6 1/4s, 4/15/27                                               Aaa             1,091,475
          1,845,000 Ser. I, 6 1/4s, 4/15/17                                               Aaa             2,130,975
         20,000,000 Ser. B, 5 1/2s, 12/1/11                                               A2             21,200,000
         18,825,000 Ser. C, 5 1/4s, 8/1/11                                                A2             20,448,656
          7,000,000 NY City, Transitional Fin. Auth. IFB, 10.471s, 11/15/29
                    (acquired 2/4/00, $6,788,320) (RES)                                   AA/P            9,353,750
                    NY City, Transitional Fin. Auth. Rev. Bonds
          6,500,000 Ser. A, 5 3/4s, 8/15/24                                               AA+             7,483,125
          8,360,000 Ser. C, 5 1/2s, 5/1/25                                                AA+             8,694,400
          6,640,000 Ser. C, 5 1/2s, 5/1/25, Prerefunded                                   AA+             7,511,500
          2,500,000 Ser. C, FSA, 5 1/4s, 8/1/12                                           Aaa             2,759,375
          3,600,000 Ser. B, 5 1/4s, 11/15/05                                              AA+             3,910,500
          8,300,000 NY City, Jay Street Dev. Corp. Cts. Fac. Lease VRDN
                    (Jay Street Project), Ser. A-1, 1.1s, 5/1/22                          VMIG1           8,300,000
          1,246,000 NY City, Cultural Res. VRDN (Solomon R. Guggenheim),
                    Ser. B, 1.25s, 12/1/15                                                VMIG1           1,246,000
                    NY City, Indl. Dev. Agcy. Rev. Bonds
         17,350,000 (Visy Paper Inc.), 7.95s, 1/1/28                                      B+/P           17,350,000
          7,500,000 (British Airways), 7 5/8s, 12/1/32                                    BBB-            6,140,625
                    NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
         19,000,000 (Brooklyn Polytech U. Project J), 6 1/8s, 11/1/30                     Baa3           19,665,000
          7,000,000 (Horace Mann School), MBIA, 5s, 7/1/28                                Aaa             6,982,500
                    NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
                    (JFK I LLC Project), Ser. A
          9,500,000 6s, 7/1/27                                                            Baa3            9,630,625
          8,500,000 5 1/2s, 7/1/28                                                        Baa3            7,766,875
                    NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
         22,000,000 (American Airlines, Inc.), 6.9s, 8/1/24                               BB-             9,680,000
         14,465,000 (Terminal One Group Assn.), 6 1/8s, 1/1/24                            A3             14,754,300
          5,000,000 NY City, Metropolitan Trans. Auth. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/4s, 1/1/29                                                 Aaa             5,100,000
                    NY City, Muni. Assistance Corp. Rev. Bonds
          5,150,000 Ser. E, 6s, 7/1/04                                                    Aa1             5,484,750
         20,000,000 Ser. P, 5s, 7/1/08                                                    Aa1            21,850,000
          4,550,000 Ser. O, 5s, 7/1/05                                                    Aa1             4,874,188
                    NY City, Muni. Wtr. & Swr. Fin. Auth. IFB
         17,500,000 MBIA, 8.79s, 6/15/08                                                  Aaa            19,118,750
         25,800,000 AMBAC, 6.547s, 6/15/11                                                Aaa            32,475,750
         16,300,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN MBIA,
                    0.714s, 6/15/08                                                       VMIG1          16,300,000
          1,300,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN,
                    Ser. G, 1.05s, 6/15/24                                                VMIG1           1,300,000
                    NY Cnty. Tobacco Trust II Rev. Bonds
                    (Tobacco Settlement Pass-Through Bonds)
          6,000,000 5 3/4s, 6/1/43                                                        A1              5,737,500
          5,925,000 5 5/8s, 6/1/35                                                        A1              5,717,625
         13,250,000 NY State Dorm. Auth. IFB, MBIA, 7.45s, 7/1/13
                    (acquired 10/22/97, $15,237,500) (RES)                                AAA/P          16,976,563
                    NY State Dorm. Auth. Lease Rev. Bonds
                    (Westchester Cnty. Court Fac.)
          5,600,000 6s, 5/15/39                                                           A               6,027,000
          3,000,000 5 1/4s, 8/1/18                                                        Aa1             3,127,500
                    NY State Dorm. Auth. Rev. Bonds
         18,800,000 (City U. Syst.), Ser. C, 7 1/2s, 7/1/10                               A3             22,489,500
          2,500,000 (Mount Sinai Hlth.), Ser. A, 6.6s, 7/1/26                             Baa3            2,584,375
          3,000,000 (Mount Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25                           Baa3            3,210,000
          8,950,000 (State U. Edl. Fac.), Ser. A, FSA, 5 7/8s, 5/15/17                    Aaa            10,303,688
         13,200,000 (State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/11                         AA-            14,998,500
          6,000,000 (NY Dept. of Ed.), Ser. A , MBIA, 5 3/4s, 7/1/20                      Aaa             6,765,000
         45,385,000 (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18                       AA-            51,058,125
         10,000,000 (Columbia U.), Ser. A, 5 3/4s, 7/1/10                                 Aaa            11,437,500
         15,600,000 (U. Syst. Construction), Ser. A, 5 5/8s, 7/1/16                       AA-            17,394,000
          7,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40                                  Aaa             8,090,625
          3,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31                                  Aaa             3,775,625
         16,055,000 (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/13                         AA-            17,780,913
         19,960,000 (Mental Hlth. Svcs. Fac. Impt. D), FSA, 5 1/4s, 8/15/30               Aaa            20,309,300
          3,000,000 (Yeshiva U.), AMBAC, 5s, 7/1/30                                       Aaa             2,985,000
          3,000,000 (U. of Rochester), Ser. A, 5s, 7/1/27                                 Aaa             3,000,000
          2,700,000 (Yeshiva U.), AMBAC, 5s, 7/1/26                                       Aaa             2,710,125
          2,000,000 (Columbia U.), Ser. B, 5s, 7/1/24                                     Aaa             2,007,500
          2,000,000 (Columbia U.), Ser. B, 5s, 7/1/23                                     Aaa             2,010,000
          3,000,000 (Columbia U.), Ser. B, 5s, 7/1/22                                     Aaa             3,026,250
          7,500,000 (Columbia U.), 5s, 7/1/22                                             Aaa             7,546,875
         13,750,000 (Colgate U.), MBIA, 4 3/4s, 7/1/28                                    Aaa            13,148,438
         23,250,000 (St. John's U.), MBIA, 4 3/4s, 7/1/28                                 Aaa            22,232,813
          6,000,000 NY State Dorm. Auth. FRB Ser. B, 5 1/4s, 11/15/23                     AA-             6,397,500
         12,159,000 NY State Dorm. Auth. VRDN (Oxford U. Press Inc.),
                    1.2s, 7/1/23                                                          VMIG1          12,159,000
         20,000,000 NY State Energy Research & Dev. Auth. Gas Fac. IFB,
                    6.81s, 7/1/26                                                         A+             22,000,000
                    NY State Energy Research & Dev. Auth. Poll.
                    Control Rev. Bonds
         10,000,000 (Niagara Mohawk Pwr. Corp.), Ser. A, FGIC, 7.2s,
                    7/1/29                                                                Aaa            10,962,500
          6,000,000 (Lilco Project), Ser. B, 5.15s, 3/1/16                                A-              6,075,000
                    NY State Env. Fac. Corp. Rev. Bonds
          9,000,000 MBIA, 6s, 6/15/12                                                     Aaa            10,451,250
          9,640,000 (NY City Wtr.), Ser. K, 5 1/2s, 6/15/14                               Aaa            10,760,650
                    NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                    (State Wtr. Revolving Fund)
          3,425,000 Ser. B, 6.65s, 9/15/13                                                Aaa             3,506,344
          1,735,000 Ser. A, 6.55s, 9/15/10                                                Aaa             1,776,206
          9,035,000 NY State Hsg. Fin. Agcy. Rev. Bonds
                    (Multi-Fam. Hsg. Insd. Mtge. Program), Ser. A,
                    FHA Insd., 7s, 8/15/22                                                Aa2             9,193,113
                    NY State Hwy. & Bridge Auth. Rev. Bonds
          1,000,000 Ser. A, FSA, 6s, 4/1/16                                               Aaa             1,166,250
          2,000,000 Ser. A, FSA, 5.8s, 4/1/18                                             Aaa             2,192,500
          2,000,000 Ser. A, FSA, 5 3/4s, 4/1/17                                           Aaa             2,200,000
         11,740,000 Ser. B, MBIA, 5s, 4/1/05                                              Aaa            12,517,775
                    NY State Local Govt. Assistance Corp. Rev. Bonds, Ser. E
         12,510,000 6s, 4/1/14                                                            AA-            14,370,863
          6,000,000 AMBAC, 6s, 4/1/14                                                     Aaa             6,967,500
          5,500,000 NY State Local Govt. Assistance Corp. VRDN,
                    Ser. F, 1.05s, 4/1/25                                                 VMIG1           5,500,000
         12,325,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                    (NY Hosp.), Ser. A, AMBAC, 6 1/2s, 8/15/29                            Aaa            13,742,375
         15,000,000 NY State Pwr. Auth. FRB, 2.9s, 3/1/20                                 Aa2            15,179,250
                    NY State Pwr. Auth. Rev. Bonds
          4,250,000 5s, 11/15/20                                                          Aa2             4,303,125
         31,135,000 5s, 11/15/06                                                          Aa2            34,053,906
                    NY State Urban Dev. Corp. Rev. Bonds
          5,250,000 (State Fac.), 5 3/4s, 4/1/12                                          AA-             5,906,250
          5,830,000 (Correctional Fac.), Ser. 7, 5.7s, 1/1/16                             AA-             6,340,125
         11,225,000 (State Fac.), 5.7s, 4/1/10                                            AA-            12,557,969
          7,710,000 (Correctional Fac.), Ser. A, 5 1/2s, 1/1/09                           AA-             8,509,913
                    Orange Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Arden Hill Care Ctr. Newburgh), Ser. C
          2,450,000 7s, 8/1/31                                                            BB-/P           2,404,063
          2,300,000 7s, 8/1/21                                                            BB-/P           2,288,500
          1,450,000 Otsego Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Hartwick College), 5.9s, 7/1/22                                      Baa2            1,446,375
          7,750,000 St. Lawrence Cnty., Indl. Dev. Rev. Bonds
                    (St. Lawrence U.), Ser. A, MBIA, 5s, 7/1/28                           Aaa             7,730,625
                    Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Peconic Landing)
         10,200,000 Ser. A, 8s, 10/1/30                                                   BB-/P          10,493,250
          5,000,000 Ser. A, 8s, 10/1/20                                                   BB-/P           5,187,500
          3,000,000 Ser. B, 7s, 10/1/30                                                   BB-/P           3,041,250
          1,200,000 Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Huntington Hosp. Project), Ser. B, 5 7/8s, 11/1/32                   Baa1            1,180,500
                    Suffolk Cnty., Indl. Dev. Agcy. Continuing Care
                    Retirement Rev. Bonds (Jefferson's Ferry), Ser. A
          4,000,000 7 1/4s, 11/1/28                                                       BB-/P           4,055,000
          4,000,000 7.2s, 11/1/19                                                         BB-/P           4,135,000
          4,220,000 Suffolk Cnty., Judicial Fac. Agcy. Rev. Bonds
                    (John P. Cohalan Complex), AMBAC, 5s, 4/15/16                         Aaa             4,394,075
          2,800,000 Syracuse, Indl. Dev. Agcy.  Rev. Bonds
                    (1st Mtge. - Jewish Home), Ser. A, 7 3/8s, 3/1/31                     BB-/P           2,852,500
         15,000,000 Tobacco Settlement Rev. Bonds (Asset Backed Bonds),
                    Ser. 1, 5 3/4s, 7/15/32                                               Aa2            14,850,000
                    Triborough, Bridge & Tunnel Auth. Gen. Purpose
                    Rev. Bonds
         38,750,000 (Convention Ctr.), Ser. E, 7 1/4s, 1/1/10                             AA-            45,192,188
         17,700,000 Ser. Y, 6s, 1/1/12                                                    Aa3            20,487,750
         10,680,000 Triborough, Bridge & Tunnel Auth. IFB, 9.35s, 1/1/12
                    (acquired 10/24/97, $11,641,369) (RES)                                AA-/P          13,029,600
                    Triborough, Bridge & Tunnel Auth. Rev. Bonds
         14,000,000 (Convention Ctr.), Ser. E, 6s, 1/1/11                                 AA-            15,960,000
          4,500,000 MBIA, 5 1/2s, 11/15/21                                                Aaa             4,905,000
          5,000,000 MBIA, 5 1/2s, 11/15/20                                                Aaa             5,500,000
          6,000,000 Ser. B, 5 1/4s, 11/15/19                                              Aa3             6,285,000
          4,500,000 Triborough, Bridge & Tunnel Auth. Special Oblig. IFB,
                    10.95s, 1/1/12 (acquired 7/10/92, $4,528,204) (RES)                   Aaa             4,600,260
         10,000,000 Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
                    Ser. A, 5 7/8s, 11/1/25                                               A              10,462,500
          3,035,000 Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (St. John's Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31                  BB              3,080,525
                                                                                                      -------------
                                                                                                     $1,343,068,804

Puerto Rico  (6.1%)
-------------------------------------------------------------------------------------------------------------------
          3,915,000 Cmnwlth. of PR, G.O. Bonds, FSA, 6 1/2s, 7/1/13                       AAA             4,771,406
          4,000,000 Cmnwlth. of PR, Govt. Dev. Bank VRDN, MBIA, 1.02s,
                    12/1/15                                                               VMIG1           4,000,000
                    Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds, Ser. B
          5,000,000 6s, 7/1/26                                                            A               5,343,750
          3,500,000 MBIA, 5 7/8s, 7/1/35                                                  Aaa             3,815,000
          2,400,000 Cmnwlth. of PR, Hwy & Trans. Auth. VRDN, Ser. A,
                    AMBAC, 1.05s, 7/1/28                                                  VMIG1           2,400,000
                    PR Elec. Pwr. Auth. Rev. Bonds
         20,000,000 (PA 205), 5 1/2s, 7/1/07                                              A-/P           23,575,000
         10,000,000 Ser. AA, MBIA, 5 3/8s, 7/1/27                                         Aaa            10,550,000
          2,000,000 MBIA, 5s, 7/1/28                                                      Aaa             2,005,000
          5,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                       Baa2            5,087,500
         20,000,000 PR Infrastructure Fin. Auth. Special Rev. Bonds,
                    Ser. A, 5 1/2s, 10/1/40                                               Aaa            21,075,000
          5,500,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa             5,658,125
                                                                                                      -------------
                                                                                                         88,280,781
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,337,650,967)                                          $1,431,349,585
-------------------------------------------------------------------------------------------------------------------

   (a) Percentages indicated are based on net assets of $1,450,019,752.

 (RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

 (RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2002 was $68,133,605 or 4.7% of net assets.

 (SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2002.

       The rates shown on FRB and VRDN are the current interest rates shown at November 30, 2002, which are subject to change based on the terms of the security.

       The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at November 30, 2002.

       The fund had the following industry group concentration greater than 10% at November 30, 2002 (as a percentage of net assets):

           Transportation          14.2%

       The fund had the following insurance concentration greater than 10% at November 30, 2002 (as a percentage of net assets):

           MBIA                    17.8%

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2002

                       Market    Aggregate Face   Expiration    Unrealized
                       Value          Value         Date       Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10yr (Short)        $98,887,355    $100,436,749     Mar-03      $1,549,394
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,337,650,967)
(Note 1)                                                                     $1,431,349,585
-------------------------------------------------------------------------------------------
Cash                                                                                451,740
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   24,007,247
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              527,286
-------------------------------------------------------------------------------------------
Total assets                                                                  1,456,335,858

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                               292,031
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,995,317
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,357,139
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,847,812
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          116,455
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        92,777
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,339
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              538,846
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               73,390
-------------------------------------------------------------------------------------------
Total liabilities                                                                 6,316,106
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,450,019,752

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,361,297,159
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      3,524,074
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (10,049,493)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       95,248,012
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,450,019,752

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,322,540,570 divided by 149,186,114 shares)                                        $8.87
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.87)*                                $9.31
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($119,251,281 divided by 13,480,605 shares)**                                         $8.85
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,884,674 divided by 663,879 shares)**                                              $8.86
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,343,227 divided by 264,218 shares)                                                $8.87
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.87)***                              $9.17
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On Sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2002
Interest income:                                                                $78,115,803
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  7,357,819
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,226,764
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    42,383
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     23,405
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             2,689,996
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,012,861
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                55,859
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                10,088
-------------------------------------------------------------------------------------------
Other                                                                               451,037
-------------------------------------------------------------------------------------------
Total expenses                                                                   12,870,212
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (105,602)
-------------------------------------------------------------------------------------------
Net expenses                                                                     12,764,610
-------------------------------------------------------------------------------------------
Net investment income                                                            65,351,193
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 10,325,307
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                  (2,006,061)
-------------------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                                       (662,200)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of
investments and futures contracts during the year                                 3,668,481
-------------------------------------------------------------------------------------------
Net gain on investments                                                          11,325,527
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $76,676,720
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended November 30
                                                                     ----------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $65,351,193           $70,606,932
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                        7,657,046            12,087,736
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                              3,668,481            32,881,576
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   76,676,720           115,576,244
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From tax-exempt income
   Class A                                                            (58,834,699)          (64,049,402)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (4,430,858)           (6,285,019)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (198,746)              (83,665)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (81,884)              (74,517)
-------------------------------------------------------------------------------------------------------
 From ordinary income
   Class A                                                               (278,308)                   --
-------------------------------------------------------------------------------------------------------
   Class B                                                                (24,142)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                                 (1,063)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                                   (367)                   --
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (49,954,866)             (446,184)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (37,128,213)           44,637,457

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,487,147,965         1,442,510,508
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $3,524,074 and $2,102,082, respectively)                 $1,450,019,752        $1,487,147,965
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.79        $8.52        $8.32        $9.05        $9.02
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .40          .42          .45          .44          .43
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .27          .20         (.65)         .13
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .47          .69          .65         (.21)         .56
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.39)        (.42)        (.45)        (.44)        (.43)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.08)        (.10)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.39)        (.42)        (.45)        (.52)        (.53)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.87        $8.79        $8.52        $8.32        $9.05
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.44         8.24         8.07        (2.42)        6.47
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,322,541   $1,362,488   $1,276,566   $1,374,040   $1,620,108
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .82          .81          .82          .83          .83
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.50         4.80         5.40         5.02         4.79
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.90        18.63        14.86        13.24        31.55
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.77        $8.51        $8.31        $9.04        $9.00
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .34          .37          .39          .38          .37
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .25          .20         (.65)         .14
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .41          .62          .59         (.27)         .51
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.33)        (.36)        (.39)        (.38)        (.37)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.08)        (.10)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.33)        (.36)        (.39)        (.46)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.85        $8.77        $8.51        $8.31        $9.04
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.75         7.41         7.37        (3.06)        5.91
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $119,251     $117,722     $163,839     $195,618     $231,057
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.47         1.46         1.47         1.48         1.48
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.84         4.18         4.75         4.37         4.12
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.90        18.63        14.86        13.24        31.55
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 July 26, 1999+
operating performance                       Year ended November 30         to Nov. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.79        $8.53        $8.32        $8.61
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .33          .35          .38          .13
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .06          .26          .21         (.29)
----------------------------------------------------------------------------------------
Total from
investment operations                    .39          .61          .59         (.16)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.32)        (.35)        (.38)        (.13)
----------------------------------------------------------------------------------------
Total distributions                     (.32)        (.35)        (.38)        (.13)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.86        $8.79        $8.53        $8.32
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.48         7.25         7.33        (1.87)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,885       $5,145         $574         $356
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.62         1.61         1.62          .58*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.69         3.93         4.57         1.59*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.90        18.63        14.86        13.24
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.79        $8.53        $8.33        $9.05        $9.02
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income                    .37          .40          .42          .41          .41
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .07          .26          .20         (.64)         .13
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .44          .66          .62         (.23)         .54
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.36)        (.40)        (.42)        (.41)        (.41)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.08)        (.10)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.36)        (.40)        (.42)        (.49)        (.51)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.87        $8.79        $8.53        $8.33        $9.05
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.12         7.78         7.74        (2.60)        6.15
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,343       $1,793       $1,531       $1,837       $2,394
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.12         1.11         1.12         1.13         1.13
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.17         4.51         5.11         4.72         4.47
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.90        18.63        14.86        13.24        31.55
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002

Note 1
Significant accounting policies

Putnam New York Tax Exempt Income Fund, ("the fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax-exempt securities.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial state ments. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Total return swap contracts The fund may engage in total return swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its market exposure the fund may enter into total return swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restric tions that the fund maintains an asset cover age ratio of at least 300% and borrow ings must not exceed prospectus limitations. For the year ended November 30, 2002, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting princi ples. These differences include temporary and permanent differences of dividends payable, realized and unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Re clas sifications are made to the fund's capital accounts to reflect income and gains available for distribution (or avail able capital loss carryovers) under income tax regulations. For the year ended November 30, 2002, the fund reclassified $79,134 to decrease undistributed net investment income and $305,360 to increase paid-in-capital, with an increase to accumulated net realized losses of $226,226.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                            $109,919,824
Unrealized depreciation                             (16,221,206)
                                           --------------------
Net unrealized appreciation                          93,698,618
Undistributed tax-exempt income                       5,409,432
Undistributed long-term gains                         7,714,987
Capital loss carryforward                                    --
Post October loss                                            --

Cost for federal income
tax purposes                                     $1,337,650,967


Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of
(i) 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2002, the fund's expenses were reduced by $105,602 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,876 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncon trib utory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respec tively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2002, Putnam Retail Management, acting as under writer received net commissions of $66,084 and $586 from the sale of class A and class M shares, respectively, and received $130,300 and $13,575 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain re demp tions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended November 30, 2002, Putnam Retail Management, acting as underwriter received $7,002 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 2002, cost of purchases and proceeds from sales of in vest ment securities other than short-term in vestments aggregated $242,042,573 and $264,607,705, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,755,574         $68,778,102
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,984,563          35,275,995
---------------------------------------------------------------------------
                                            11,740,137         104,054,097

Shares repurchased                         (17,597,806)       (155,732,893)
---------------------------------------------------------------------------
Net decrease                                (5,857,669)       $(51,678,796)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,811,043        $156,956,006
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             4,205,848          37,027,976
---------------------------------------------------------------------------
                                            22,016,891         193,983,982

Shares repurchased                         (16,779,384)       (147,854,496)
---------------------------------------------------------------------------
Net increase                                 5,237,507         $46,129,486
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,491,793         $22,055,377
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  328,439           2,903,504
---------------------------------------------------------------------------
                                             2,820,232          24,958,881

Shares repurchased                          (2,765,037)        (24,495,564)
---------------------------------------------------------------------------
Net increase                                    55,195            $463,317
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,469,349         $30,529,509
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                  442,782           3,889,431
---------------------------------------------------------------------------
                                             3,912,131          34,418,940

Shares repurchased                          (9,748,758)        (85,809,411)
---------------------------------------------------------------------------
Net decrease                                (5,836,627)       $(51,390,471)
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    963,489          $8,580,255
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                   17,543             155,233
---------------------------------------------------------------------------
                                               981,032           8,735,488

Shares repurchased                            (902,744)         (8,014,250)
---------------------------------------------------------------------------
Net increase                                    78,288            $721,238
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,048,450          $9,291,568
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                    8,173              72,200
---------------------------------------------------------------------------
                                             1,056,623           9,363,768

Shares repurchased                            (538,360)         (4,766,109)
---------------------------------------------------------------------------
Net increase                                   518,263          $4,597,659
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     91,279            $815,474
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                    8,383              74,362
---------------------------------------------------------------------------
                                                99,662             889,836

Shares repurchased                             (39,367)           (350,461)
---------------------------------------------------------------------------
Net increase                                    60,295            $539,375
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     41,135            $360,086
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment of
distributions                                    6,529              61,715
---------------------------------------------------------------------------
                                                47,664             421,801

Shares repurchased                             (23,291)           (204,659)
---------------------------------------------------------------------------
Net increase                                    24,373            $217,142
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premiums and accrete discounts on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to December 1, 2001, the fund did not accrete discounts for certain fixed-income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.52% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to Section 852 of the Internal Revenue Code, as amended, the fund hereby designates $7,871,022 as long-term capital gain, for its taxable year ended November 30, 2002.

The form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES


Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of November 30, 2002,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management; prior to
                                                                 January 1998, Partner and Director,
                                                                 Cooke & Bieler, Inc.

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58), Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $280 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN051-84111  030/345/2MY/681  1/03